ING Life Insurance and Annuity Company
and its Variable Annuity Account C

Opportunity Plus Multiple Option Group Variable Annuity Contracts

Supplement dated September 21, 2010 to the Contract Prospectus and Contract Prospectus
Summary, each dated April 30, 2010, as amended.

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your current Contract
Prospectus and Contract Prospectus Summary for future reference.

1.	Effective July 30, 2010, ING Funds Distributor, LLC changed its name to ING Investments Distributor, LLC.
Accordingly, all references to ING Funds Distributor, LLC in the Contract Prospectus and Contract Prospectus
Summary are hereby deleted and replaced with ING Investments Distributor, LLC.

2.	The following is added to the end of the first paragraph of the “Interest Rates” section in Appendix I–
Guaranteed Accumulation Account in the Contract Prospectus:

Not all contracts provide for minimum interest rates for the Guaranteed Accumulation Account. Apart from meeting the contractual minimum interest rates (if any), we can in no way guarantee any aspect of future offerings.

3.	The following is added to the end of the “Interest Rates” section in Appendix II–Guaranteed Accumulation
Account in the Contract Prospectus Summary:

Not all contracts provide for minimum interest rates for the Guaranteed Accumulation Account. Apart from meeting the contractual minimum interest rates (if any), we can in no way guarantee any aspect of future offerings.

Our guaranteed interest rates are influenced by, but do not necessarily correspond to, interest rates available on fixed income investments we may buy using deposits directed to Guaranteed Accumulation Account. We consider other factors when determining guaranteed interest rates including regulatory and tax requirements, sales commissions and administrative expenses borne by the Company, general economic trends, competitive factors, and whether an interest rate lock is being offered for that guaranteed term under certain contracts. We make the final determination regarding guaranteed interest rates. We cannot predict the level of future guaranteed interest rates.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided
by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC),
One Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING
Financial Advisers, LLC has selling agreements.

X.75962-10D	September 2010